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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 19, 1996

                               1ST BERGEN BANCORP
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          (Exact name of registrant as specified in its charter)

         NEW JERSEY                   0-27686                   22-3409845
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(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)            Identification No.)


250 VALLEY BOULEVARD, WOOD-RIDGE, NEW JERSEY                 07075
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(Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code (201) 939-3400

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Item 5. OTHER.

     The Registrant issued a press release on September 19, 1996 announcing that its Board of Directors had authorized a stock repurchase program, subject to approval of the Office of Thrift Supervision ("OTS"), in which the Registrant will seek to repurchase up to 5% of its outstanding common stock, subject to the granting of a waiver from the OTS to permit the Registrant to repurchase shares of its common stock within one year after the consummation of the conversion from the mutual to stock form of ownership of South Bergen Savings Bank, the Registrant's savings bank subsidiary.

Item 7. EXHIBITS.

     The following exhibit is filed with this Current Report on Form 8-K.

EXHIBIT NO.                          DESCRIPTION
- -----------                          -----------
  99 Press Release dated September 19, 1996 announcing the Registrant's Board of Directors' authorization of a stock repurchase program, subject to approval of the OTS.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, 1st Bergen Bancorp has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               1ST BERGEN BANCORP
                                                 (Registrant)


Dated:  September 20, 1996                        By: /S/ WILLIAM M. BRICKMAN
                                                      -----------------------
                                                      William M. Brickman,
                                                      President and Chief
                                                      Executive Officer
                                                      Officer

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                                  EXHIBIT INDEX

                           CURRENT REPORT ON FORM 8-K

EXHIBIT NO.                DESCRIPTION                                 PAGE NO.
- -----------                -----------                                 --------
    99                     Press Release dated September                  5
                           19, 1996 announcing the
                           Registrant's Board of Directors'
                           authorization of a stock
                           repurchase program, subject to
                           approval of the OTS.


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